UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006

IPIX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26363	52-2213841
(State or other	(Commission	(IRS Employer
Jurisdiction of incorporation)	File Number)	Identification Number)

12120 SUNSET HILLS ROAD, SUITE 410 RESTON, VIRGINIA 20910
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (703) 674-4100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On July 21, 2006, Michael Easterly resigned as a director and a member of the audit committee of our board of directors. Mr. Easterly’s resignation caused IPIX to become non-compliant with Nasdaq Rule 4350(c) regarding board of directors’ composition and independence. On July 24, 2006, the Company notified Nasdaq of its non-compliance with Rules 4350(d)(2)(A) and 4350(c) and its plans to fill Mr. Easterly’s vacancy on the board of directors and audit committee within the applicable cure period provided by the Nasdaq Rules.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 21, 2006, IPIX received a notice of resignation dated July 20, 2006 from the Company’s independent registered public accounting firm, Armanino McKenna, LLP (“Armanino McKenna”).

Armanino McKenna performed the audit of the Company's financial statements for the years ended December 31, 2004 and December 31, 2005. During this period and through the date of resignation of Armanino McKenna, there were no disagreements with Armanino McKenna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Armanino McKenna’s satisfaction would have caused Armanino McKenna to make reference to the subject matter of the disagreements in connection with Armanino McKenna’s report, nor were there any "reportable events" (as outlined in Item 304(a)(1)(v) of Regulation S-K, other than as follows. In Item 9A of its Annual Report on Form 10-K/A for the year ended December 31, 2004 (the “2004 Annual Report”), the Company previously reported that it did not maintain effective internal control over financial reporting because of material weaknesses identified therein. The following descriptions are qualified in their entirety by the complete description of these matters set forth in Item 9A of the 2004 Annual Report, all of which is incorporated herein by reference as if set forth in full herein.

As of December 31, 2004, the Company did not maintain effective internal control over its period-end close process. The material weaknesses identified by management were primarily due to inadequate resources and expertise in accounting necessary to complete an orderly and accurate year-end close process as a result of the substantial reorganization of the Company being effected at year-end and the resignation of the chief financial officer on January 21, 2005. Specific control deficiencies related to the preparation of the Company's financial statements were identified and individually or in combination result in more that a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The identified control deficiencies resulted in certain audit adjustments to, and additional disclosures made in, the Company's 2004 financial statements.

As of December 31, 2004, the Company did not maintain effective internal control over its purchases and payables. Specific control deficiencies related to purchases and accounts payable were identified and individually or in combination result in more that a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The identified control deficiencies did not result in audit adjustments to the 2004 financial statements or restatements of previously issued financial statements. However, these control deficiencies could result in unauthorized or erroneous cash disbursements that are not prevented or detected. Additionally, the control deficiencies could result in the Company not completely and accurately recording expenses in the proper period.

As of December 31, 2004, the Company did not maintain effective internal control over inventory. The Company remediated identified inventory related control deficiencies through December 2004. These deficiencies were considered to be material weaknesses. The remediated controls, however, had not been in operation for a sufficient period of time to enable management to obtain sufficient evidence about their operating effectiveness. Specific control deficiencies related to inventory were identified and individually or in combination result in more that a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The identified control deficiencies did not result in audit adjustments to the 2004 financial statements or restatements of previously issued financial statements. However, these control deficiencies could result in the failure to adequately identify, document and analyze the conditions that should have been considered relative to the existence and expected recoverability of inventory.

As of December 31, 2004, the Company did not maintain effective internal control over receivables and revenue. The Company remediated identified receivables and revenue related control deficiencies through December 2004. These deficiencies were considered to be material weaknesses. The remediated controls, however, had not been in operation for a sufficient period of time to enable management to obtain sufficient evidence about their operating effectiveness. Specific control deficiencies related to receivables and revenue were identified and individually or in combination result in more that a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The identified control deficiencies did not result in audit adjustments to the 2004 financial statements or restatements of previously issued financial statements. However, these control deficiencies could result in the failure to accurately record revenue in the proper period.

As of December 31, 2004, the Company did not maintain effective control related to its computer data backup and restore practices. The Company did not perform data backups onto removable media (e.g., tape or portable disk) which are then stored offsite. The Company did not perform and retain month-end or year-end data backups of any of its computer systems including the accounting and financial systems. This deficiency could result in the Company not being able to successfully restore critical databases to a recent point in time, thereby causing serious delays or even incorrect data in the financial reporting system.

As of December 31, 2004, the Company did not maintain effective controls relating to security of its accounting and financial systems. The Company's practices did not meet the control objective of a comprehensive assessment of security. Regular monitoring of security devices, logging of security activity and reporting of security incidents or breaches to management are not performed. Additionally, the Company does not require regular password changes for the key financial reporting systems. Unauthorized access could lead to compromised data and business functionality or loss of information assets. Additionally, unauthorized activity could impact data integrity and financial reporting.

Armanino McKenna’s report on internal control over financial reporting included in Item 9A of the Form 10-K/A for the year ended December 31, 2004 contained an adverse opinion on the effectiveness of internal control as of December 31, 2004.

During 2005, the Company remediated the foregoing material weaknesses and in Item 9A of its Annual Report on Form 10-K for the year ended December 31, 2005, the Company reported that it maintained effective internal control over financial reporting.

In addition, the audit reports of Armanino McKenna for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion, or a disclaimer of opinion and were not qualified or modified in audit scope or accounting principles, except that the reports on the consolidated financial statements for each of the years ended December 31, 2004 and 2005 expressed substantial doubt regarding IPIX Corporation’s ability to continue as a going concern.

The Company requested Armanino McKenna to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter is filed as exhibit 16.1 to this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL.

Effective July 21, 2006, Michael Easterly resigned as director of IPIX Corporation.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
16	Letter from Armanino McKenna, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              IPIX CORPORATION

Dated: July 26, 2006                               /s/ Clara M. Conti
                        Clara M. Conti
                        Chief Executive Officer and President